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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 1999

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

      (Exact name of registrant as specified in its governing instruments)

         Delaware                      333-38073               13-3416059
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-3860



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Item 5.  Other Events.

         On or about November 4, 1999, the Registrant will cause the issuance and sale of its Mortgage Pass-Through Certificates, Series 1999-C1 pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1999, among the Registrant, ORIX Real Estate Capital Markets, LLC, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement").

         In connection with the sale of the Series 1999-C1, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class IO Certificates (the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (together, the "Underwriters"), that the Underwriters have, following the effective date of Registration Statement No. 333-38073, furnished to prospective investors a Structural and Collateral Term Sheet ("Term Sheet") containing (1) certain information about the mortgage loans (the "Mortgage Loans") expected to be deposited in trust under the Pooling and Servicing Agreement and (2) certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates. The Term Sheet is being filed as an exhibit to this report.

         The Term Sheet has been provided by the Underwriters. The information in the Term Sheet is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the Mortgage Loans may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                                Item 601(a) of Regulation
            Exhibit Number      S-K Exhibit No.                   Description
            --------------      --------------------------        -----------

                  1                         99                    Term Sheet




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    By:  /s/ Michael M. McGovern
                                         ------------------------------
                                         Name:   Michael M. McGovern
                                         Title:  Secretary and Director




     Dated: October 20, 1999



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                                  EXHIBIT INDEX

The following exhibit is being filed herewith:

                      Item 601(a) of
                      Regulation
Exhibit Number        S-K Exhibit No.           Description             Page
--------------        ------------------        -----------             ----


         1                  99                  Term Sheet               6





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